Exhibit

                    Buckeye Announces January-March Results

     MEMPHIS, Tenn.--(BUSINESS WIRE)--April 20, 2004--Buckeye Technologies Inc. (NYSE:BKI) today announced that it incurred a loss of $27.5 million after tax (74 cents per share) in the quarter ended March 31, 2004. The loss was due to $28.6 million after tax in restructuring and impairment charges, primarily relating to the previously announced closure of its Cork, Ireland nonwovens manufacturing facility.
     During the same quarter of the prior year, the Company incurred a loss of $19.7 million (53 cents per share) which included $19.3 million after tax in restructuring and impairment charges, primarily relating to the partial closure of the Lumberton, North Carolina cotton linter pulp plant.
     Excluding restructuring and impairment charges in both years, the Company earned $1.1 million after tax (three cents per share) in January-March 2004 which compares to a loss of $0.4 million after tax (minus one cent per share) in January-March 2003.
     Net sales in the just completed quarter were $172.8 million, six percent above the $163.5 million in the same quarter in the prior year and eight percent above the $160.3 million in the immediately preceding quarter which ended December 31, 2003.
     Buckeye Chairman, David B. Ferraro, commented, "The improvement in sales and operating earnings which we achieved in the past quarter give us confidence that we are on the road to recovery. We are beginning to benefit from both the operational changes we've made and strengthening conditions in our markets. However, our margins remain below satisfactory levels, and we recognize that further improvement is needed. We remain committed to restoring our profitability to historical levels."

     Buckeye, a leading manufacturer and marketer of specialty cellulose and absorbent products, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, Ireland and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

     Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.


                       BUCKEYE TECHNOLOGIES INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                               (in $000)
                              (Unaudited)


                                        Three Months Ended
                               -------------------------------------
                                March 31,    December 31,  March 31,
                                  2004         2003 (a)      2003
                               -----------   -----------  -----------

Net sales                      $   172,761  $   160,279  $   163,497

Cost of goods sold                 151,031      152,148      143,224
                                -----------  -----------  -----------
Gross margin                        21,730        8,131       20,273


Selling, research and
 administrative expenses             9,445       12,948        9,573
Impairment of long-lived
 assets                             43,891          942       29,746
Restructuring costs                    143        2,691            -
                                -----------  -----------  -----------

Operating income                   (31,749)      (8,450)     (19,046)

Net interest expense and
 amortization of debt costs         11,369       12,510       11,433
Loss on early extinguishment
 of debt                                 -        1,640            -
Foreign exchange, amortization
 of intangibles, other                 149        1,125        1,163
                                -----------  -----------  -----------
Loss before income taxes           (43,267)     (23,725)     (31,642)
Income tax benefit                 (15,762)      (8,574)     (11,888)
Loss before cumulative effect
 of change in accounting           (27,505)     (15,151)     (19,754)
Cumulative effect of change
 in accounting
 (net of tax of $3,359)                  -            -            -
                                -----------  -----------  -----------
  Net loss                     $   (27,505) $   (15,151) $   (19,754)
                                ===========  ===========  ===========

Loss per share before
 cumulative effect of
 change in accounting
   Basic earnings (loss)
    per share                  $     (0.74) $     (0.41) $     (0.53)
   Diluted earnings (loss)
    per share                  $     (0.74) $     (0.41) $     (0.53)

Cumulative effect of change
 in accounting
   Basic earnings (loss)
    per share                  $         -  $         -  $         -
   Diluted earnings (loss)
    per share                  $         -  $         -  $         -

Loss per share
   Basic earnings (loss)
    per share                  $     (0.74) $     (0.41) $     (0.53)
   Diluted earnings (loss)
    per share                  $     (0.74) $     (0.41) $     (0.53)

Weighted average shares for
 basic earnings per share       37,080,404   37,008,996   36,973,478

Adjusted weighted average
 shares for diluted earnings
 per share                      37,080,404   37,008,996   36,973,478

Proforma amounts, assuming
 the new accounting method is
 applied retroactively:
Net loss                       $   (27,505) $   (15,151) $   (19,419)
Basic and diluted earnings
 per share                     $     (0.74) $     (0.41) $     (0.53)


                                                 Nine Months Ended
                                             ------------------------
                                               March 31,    March 31,
                                                 2004         2003
                                              -----------  -----------

Net sales                                    $   488,871  $   473,068

Cost of goods sold                               437,419      410,619
                                              -----------  -----------
Gross margin                                      51,452       62,449


Selling, research and administrative
 expenses                                         31,985       27,353
Impairment of long-lived assets                   44,833       29,746
Restructuring costs                                3,872            -
                                              -----------  -----------

Operating income                                 (29,238)       5,350

Net interest expense and amortization of
 debt costs                                       35,056       35,242
Loss on early extinguishment of debt               4,940            -
Foreign exchange, amortization of
 intangibles, other                                1,703        2,181
                                              -----------  -----------
Loss before income taxes                         (70,937)     (32,073)
Income tax benefit                               (25,617)     (12,340)
Loss before cumulative effect of
 change in accounting                            (45,320)     (19,733)
Cumulative effect of change in accounting
 (net of tax of $3,359)                            5,720            -
                                              -----------  -----------
  Net loss                                   $   (39,600) $   (19,733)
                                              ===========  ===========

Loss per share before cumulative effect of
 change in accounting
   Basic earnings (loss) per share           $     (1.22) $     (0.53)
   Diluted earnings (loss) per share         $     (1.22) $     (0.53)

Cumulative effect of change in accounting
   Basic earnings (loss) per share           $      0.15  $         -
   Diluted earnings (loss) per share         $      0.15  $         -

Loss per share
   Basic earnings (loss) per share           $     (1.07) $     (0.53)
   Diluted earnings (loss) per share         $     (1.07) $     (0.53)

Weighted average shares for basic earnings
 per share                                    37,021,438   36,962,525

Adjusted weighted average shares
 for diluted earnings per share               37,021,438   36,962,525

Proforma amounts, assuming the new
 accounting method is applied
 retroactively:
Net loss                                     $   (39,600) $   (18,729)
Basic and diluted earnings per share         $     (1.07) $     (0.51)


(a) Amounts have been restated based on the impact of the cumulative effect of change in accounting for planned maintenance activities. Explanation of the cumulative effect of change in accounting is in the attached exhibit.



                       BUCKEYE TECHNOLOGIES INC.
                      CONSOLIDATED BALANCE SHEETS
                               (in $000)


                                                 March 31    June 30
                                                   2004        2003
                                                ----------  ----------
Assets                                         (Unaudited)
Current assets:
     Cash and cash equivalents                 $   21,066  $   49,977
     Cash, restricted                                   -       3,375
     Accounts receivable, net                     113,713     126,283
     Inventories                                  113,073     136,705
     Deferred income taxes and other               31,782      26,307
                                                ----------  ----------
          Total current assets                    279,634     342,647

     Property, plant and equipment, net           545,708     594,138
     Goodwill, net                                132,980     129,631
     Intellectual property and other, net          42,127      44,239
                                                ----------  ----------
Total assets                                   $1,000,449  $1,110,655
                                                ==========  ==========


Liabilities and stockholders' equity
Current liabilities:
     Trade accounts payable                    $   24,858  $   37,007
     Accrued expenses                              45,252      48,360
     Current portion of capital lease
      obligations                                     620         583
     Current portion of long-term debt              1,500      41,718
                                                ----------  ----------
          Total current liabilities                72,230     127,668

     Long-term debt                               609,957     619,474
     Deferred income taxes                         63,793      79,498
     Capital lease obligations                      2,231       2,700
     Other liabilities                             19,769      19,431
     Stockholders' equity                         232,469     261,884
                                                ----------  ----------
Total liabilities and stockholders' equity     $1,000,449  $1,110,655
                                                ==========  ==========



                       BUCKEYE TECHNOLOGIES INC.
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                                ($000)
                              (Unaudited)


                                                   Nine Months Ended
                                                  --------------------
                                                  March 31,  March 31,
                                                    2004       2003
                                                  ---------- ---------
OPERATING ACTIVITIES
--------------------
Net loss                                          $ (39,600) $(19,733)
Adjustments to reconcile net income to net cash provided by (used in) operating activities:

  Cumulative effect of change in accounting          (5,720)        -
  Impairment of long-lived assets                    44,833    29,746
  Depreciation                                       34,729    34,920
  Amortization                                        3,335     4,246
  Loss on early extinguishment of debt                4,940         -
  Deferred income taxes and other                   (11,943)   (3,868)
  Change in operating assets and liabilities
   Accounts receivable                               11,077   (26,822)
   Inventories                                       24,560     6,098
   Other assets                                      (6,968)   14,404
   Accounts payable and other current
    liabilities                                     (11,167)    2,778
                                                   ---------  --------
Net cash provided by operating activities            48,076    41,769

INVESTING ACTIVITIES
  Purchases of property, plant & equipment          (26,457)  (19,272)
  Redemption of short-term investments                    -     3,863
  Other                                                (403)     (748)
                                                   ---------  --------
Net cash used in investing activities               (26,860)  (16,157)

FINANCING ACTIVITIES
  Proceeds from exercise of options                   1,062         -
  Net payments under revolving line of credit      (221,818)  (19,923)
  Issuance of long-term debt                        350,000         -
  Payments for debt issuance costs                   (9,102)     (671)
  Payments related to early extinguishment of
   debt                                              (2,115)        -
  Proceeds from termination of swap                   4,000         -
  Payments on long term debt and other             (173,182)  (22,400)
                                                   ---------  --------
Net cash used in financing activities               (51,155)  (42,994)
                                                   ---------  --------

Effect of foreign currency rate fluctuations on
 cash                                                 1,028     1,057

Increase (Decrease) in Cash and Cash Equivalents    (28,911)  (16,325)
                                                   ---------  --------
Cash and Cash Equivalents at beginning of period     49,977    56,006
                                                   ---------  --------
Cash and Cash Equivalents at end of period        $  21,066  $ 39,681
                                                   =========  ========


                       BUCKEYE TECHNOLOGIES INC.
                      SUPPLEMENTAL FINANCIAL DATA
                               (in $000)
                              (Unaudited)

                         Three Months Ended        Nine Months Ended
                     ---------------------------- -------------------
SEGMENT RESULTS      March 31, December  March 31, March 31, March 31,
                       2004   31, 2003(a)  2003      2004      2003
                     -------- ---------- -------- --------- ---------
Specialty Fibers
  Net sales          $121,289  $114,588  $121,407  $343,195  $347,632
  Operating income
   (b)                 10,896    (5,333)    9,391    15,484    33,776
  Depreciation and
   amortization (c)     7,037     6,897     7,475    20,638    22,470
  Capital
   expenditures         4,596    10,767     7,229    24,452    16,947

Nonwoven Materials
  Net sales          $ 57,259  $ 51,185  $ 49,815  $161,654  $143,056
  Operating income
   (b)                  1,349     1,149     1,523     4,985     2,319
  Depreciation and
   amortization (c)     4,782     4,467     4,161    13,517    11,714
  Capital
   expenditures           636       543       738     1,778     1,932

Corporate
  Net sales          $ (5,787) $ (5,494) $ (7,725) $(15,978) $(17,620)
  Operating income
   (b)                (43,994)   (4,266)  (29,960)  (49,707)  (30,745)
  Depreciation and
   amortization (c)       831       837       943     2,493     3,081
  Capital
   expenditures            35       155       109       227       393

Total
  Net sales          $172,761  $160,279  $163,497  $488,871  $473,068
  Operating income
   (b)                (31,749)   (8,450)  (19,046)  (29,238)    5,350
  Depreciation and
   amortization (c)    12,650    12,201    12,579    36,648    37,265
  Capital
   expenditures         5,267    11,465     8,076    26,457    19,272


(b) Asset impairment and restructuring costs are included in operating income for the corporate segment.

(c) Depreciation and amortization includes depreciation, depletion and amortization of intangibles. Only the Corporate grouping has amortization of intangibles that is excluded from the determination of operating income.


                          Three Months Ended        Nine Months Ended
                     ----------------------------- -------------------
ADJUSTED EBITDA      March 31, December  March 31, March 31, March 31,
                       2004   31, 2003(a)  2003      2004      2003
                     -------- ---------- --------- --------- ---------
Loss before
 cumulative effect
 of change in
 accounting          $(27,505) $(15,151) $(19,754) $(45,320) $(19,733)

Income tax expense    (15,762)   (8,574)  (11,888)  (25,617)  (12,340)
Net interest expense   11,043    11,958    10,837    33,501    33,341
Amortization of debt
 costs                    326       552       596     1,555     1,901
Early extinguishment
 of debt                    -     1,640         -     4,940         -
Depreciation,
 depletion and
 amortization          12,650    12,201    12,584    36,648    36,817
                      --------  --------  --------  --------  --------
EBITDA                (19,248)    2,626    (7,625)    5,707    39,986

Interest income           247       210       259       707       825
Asset impairments      43,891       942    29,746    44,833    29,746
Loss on disposal of
 assets                    20       530       188       694       510
Restructuring
 charges                  143     2,691         -     3,872         -
Restatement due to
 change in
 accounting                 -     8,155         -     8,525         -
                      --------  --------  --------  --------  --------
Adjusted EBITDA      $ 25,053  $ 15,154  $ 22,568  $ 64,338  $ 71,067
                      ========  ========  ========  ========  ========


 We calculate EBITDA as earnings before net interest expense plus income taxes and depreciation and amortization. Adjusted EBITDA further adjusts EBITDA by adding back the following items: interest income, cumulative effect of changes in accounting, asset impairment charges, restructuring charges and other (gains) losses. You should not consider adjusted EBITDA to be an alternative measure of our net income, as an indicator of operating performance; or our cash flow,
 as an indicator of liquidity.   Adjusted EBITDA corresponds with the
 definition contained in our US revolving credit facility which had availability of $64.5 million on March 31, 2004, and it provides useful information concerning our ability to comply with debt covenants. Although we believe adjusted EBITDA enhances your understanding of our financial condition, this measure, when viewed individually, is not a better indicator of any trend as compared to other measures (e.g., net sales, net earnings, net cash flows, etc.).


                       BUCKEYE TECHNOLOGIES INC.
               CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
                               (in $000)
                              (Unaudited)

 During the three months ended March 31, 2004, the Company reevaluated its critical accounting policy for planned maintenance activities and effective July 1, 2003 changed its method of accounting from the accrue in advance method to the direct expense method.

 The following table reflects the restated net income for the first and second quarters and year-to-date for the current fiscal year.

                              Three Months                 Nine Months
                                 Ended                        Ended
                 ---------------------------------------   -----------
                 September 30, December 31,  March 31,       March 31,
                     2003         2003         2004            2004
                  -----------  -----------  -----------    -----------

Net income
 (loss) (a)      $    (2,431) $   (10,013) $   (27,505)   $   (39,949)
Restated net
 income (loss)         3,056      (15,151)     (27,505)       (39,600)
                  -----------  -----------  -----------    -----------
  Change in net
   income (loss)
   due to
   restatement   $     5,487  $    (5,138)           -    $       349
                  ===========  ===========  ===========    ===========

Reconciliation
 of change in
 net income
 (loss)
  Change in cost
   of goods sold $      (370) $    (8,155)           -    $    (8,525)
  Change in tax
   benefit               137        3,017            -          3,154
                  -----------  -----------  -----------    -----------
  Net change in
   income (loss)
   before
   cumulative
   effect of
   change in
   accounting           (233)      (5,138)           -         (5,371)

  Cumulative
   effect of
   change in
   accounting          5,720            -            -          5,720
                  -----------  -----------  -----------    -----------

  Change in net
   income (loss)
   due to
   restatement   $     5,487  $    (5,138)           -    $       349
                  ===========  ===========  ===========    ===========



Weighted average
 shares for
 basic earnings
 per share        37,080,404   37,008,996   36,973,478     37,021,438

Adjusted
 weighted
 average shares
 for diluted
 earnings per
 share            37,080,404   37,008,996   36,973,478     37,021,438

  Change in loss
   per share due
   to
   restatement   $      0.15  $     (0.14) $         -    $      0.01

(a) Amounts for the three month periods ending September 30, 2003 and December 31, 2003 agree to net losses reported in quarterly filings with the SEC.


    CONTACT: Buckeye Technologies Inc., Memphis
             Kris Matula, 901-320-8588
             or
             Gordon Mitchell, 901-320-8256
             Website: www.bkitech.com